UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 11, 2008 (December 28, 2007)

HONG KONG WINALITE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-83375	87-0575571
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

606, 6/F
Ginza Plaza, 2A Sai Yeung Choi Street South
Mongkok, Kowloon, Hong Kong
(Address of principal executive offices)

(852) 2388-3928
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Hong Kong Winalite Group, Inc., formerly Gourmet Herb Growers, Inc. (the "Company") as Amendment No. 1 to the Company's Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 4, 2008 (the "Original Filing"). The Company is filing this Amendment No. 1 to amend the disclosure reported under Item 4.01 of the Original Filing, which is restated below in its entirety. All disclosure provided in this Amendment No. 1 is as of the date of the Original Filing. The Company has not updated the disclosure to reflect any recent development. Reference is made to filings made by the Company with the Securities and Exchange Commission since the date of the Original Filing, which may contain more updated disclosure about the Company.

ITEM 4.01 .

CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Previous Independent Registered Public Accounting Firm

(i)

On December 28, 2007, concurrent with the change in control transaction discussed in the Original Filing, the Company's board of directors approved the dismissal of Pritchett, Siler & Hardy, P.C. ("Pritchett") as the Company's independent auditor and elected to continue the existing relationship of the Company's subsidiary, The Hong Kong Winalite Group Limited ("Winalite"), with PKF Certified Public Accountants, Hong Kong ("PKF"), and appointed PKF as the Company's independent auditor.

(ii)

Pritchett's reports on the Company's financial statements as of and for the fiscal years ended December 31, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for the fiscal years ended December 31, 2006 and 2005 contained a going concern qualification as to the Company's ability to continue as a going concern.

(iii)

The Company's board of directors recommended and approved the decision to change the Company's independent auditor.

(iv)

In connection with the audits of the fiscal years ended December 31, 2006 and 2005, and during the subsequent interim period through December 28, 2007, there were (1) no disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Pritchett, would have caused Pritchett to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(iv) of Regulation S-B.

(b) Engagement of New Independent Registered Public Accounting Firm

(i)

Concurrent with the decision to dismiss Pritchett as the Company's independent auditor, the Company's board of directors elected to continue the existing relationship of its new subsidiary Winalite with PKF and appointed PKF as the Company's independent auditor.

(ii)

During the Company's two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 to the date of the Original Filing, the Company did not consult PKF with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that PKF concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

(c) The Company provided Pritchett with a copy of this disclosure on January 10, 2008, providing Pritchett with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respect in which Pritchett does not agree with the statements contained herein. A letter from Pritchett dated January 11, 2008 is attached as Exhibit 16.1 to this current report.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

Exhibit No.

Description

16.1

Letter from Pritchett, Siler & Hardy, P.C. to the Securities and Exchange Commission, dated January 11, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONG KONG WINALITE GROUP, INC.

By:	/s/ Percy K. Chin
Percy K. Chin
Chief Executive Officer

Dated: January 11, 2008

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EXHIBIT INDEX

Exhibit No.

Description

16.1

Letter from Pritchett, Siler & Hardy, P.C. to the Securities and Exchange Commission, dated January 11, 2008.